ONEAMERICA FUNDS, INC.

Supplement dated September 9, 2016 to the
Prospectus dated May 1, 2016

The following disclosure supplements and amends the OneAmerica Funds, Inc. ("Fund") prospectus dated May 1, 2016, as supplemented to date ("Prospectus").

On August 12, 2016, the Board of Directors of the Fund approved the liquidation of each of the OneAmerica Asset Director Portfolio, OneAmerica Investment Grade Bond Portfolio, OneAmerica Socially Responsive Portfolio, and OneAmerica Value Portfolio (each a "Portfolio") and submission of a plan of substitution (each a "Plan of Substitution") to American United Life Insurance Company ("AUL") contract owners and other persons with voting interests in each Portfolio ("Investors"). The liquidation of a Portfolio will occur only if Investors of the Portfolio approve the corresponding Plan of Substitution, pursuant to which shares of a different fund ("New Option") would be substituted for shares of the Portfolio within each AUL variable life insurance and variable annuity contract for which the Portfolio is an investment option ("Contract"). If Investors of a Portfolio do not approve the corresponding Plan of Substitution, the respective Portfolio will not be liquidated. If Investors of a Portfolio approve the corresponding Plan of Substitution, it is anticipated that the substitution will occur on or about December 9, 2016 ("Substitution Date"), following which the Portfolio will be liquidated. More information about the respective Plan of Substitution and each New Option is available in proxy solicitation materials expected to be mailed on or about September 15, 2016.

Each Portfolio will continue to accept orders to purchase shares, although the Portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. An Investor may redeem shares of a Portfolio or transfer assets into another investment option available under the Contract prior to the Substitution Date. If an Investor does not redeem or transfer assets into another investment option and remains invested in a Portfolio on the Substitution Date, and if Investors of the Portfolio approve the corresponding Plan of Substitution, the Investor's assets will automatically be transferred to the corresponding New Option on the Substitution Date.

If Investors approve a Plan of Substitution and the corresponding Portfolio liquidates, all references in the Prospectus to the Portfolio are deleted. No further notification regarding the liquidation of a Portfolio will be sent, unless circumstances change from those described above.

This Supplement should be retained with the Prospectus for future reference.